THE DLB FUND GROUP

  Supplement to the Prospectus dated March 1, 2004 and supplemented May 4, 2004

                              Dated October 5, 2004

The Board of Trustees of The DLB Fund Group (the "Trust") has proposed a reorganization of the Trust, which will involve the following, among other actions: (i) electing three new Trustees for the Trust; (ii) approving new investment advisory and investment sub-advisory arrangements for the Trust;
(iii) changing certain of the fundamental investment restrictions of the DLB Fixed Income Fund; (iv) creating new series of the Trust; (v) merging certain series of MassMutual Institutional Funds ("MMIF Funds") into certain currently existing and newly established series of the Trust; and (vi) creating a multiple-class structure for the Funds (together, the "Reorganization"). The Reorganization is subject to shareholder approval by a majority of the Trust's shares. Massachusetts Mutual Life Insurance Company ("MassMutual"), the majority shareholder of each Fund of the Trust, has indicated that it will approve the Reorganization.

After MassMutual approves the Reorganization, effective prior to the opening of business on November 1, 2004, (i) the assets of the MMIF Small Cap Equity Fund will be transferred into the DLB Small Company Opportunities Fund, (ii) the assets of the MMIF Core Value Equity Fund will be transferred into the DLB Value Fund, and (iii) the assets of the MMIF Core Bond Fund will be transferred into the DLB Fixed Income Fund. Additionally, each Fund of the Trust will have five new share classes. The currently outstanding shares of the DLB Fixed Income Fund, DLB Core Growth Fund and DLB Small Capitalization Value Fund will be re-designated Class S shares of such Funds; the currently outstanding shares of the DLB Value Fund will be re-designated Class L shares of such Fund; the currently outstanding shares of the DLB Enhanced Index Core Equity Fund, DLB Enhanced Index Core Growth Fund, DLB High Yield Fund, and DLB Enhanced Index Value Fund will be re-designated Class Y shares of such Funds; and the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares of such Fund. Except as described below, all Classes of shares of the DLB Funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes will be: (a) each Class may be subject to different expenses specific to that Class; (b) each Class will have a different Class designation;
(c) each Class will have exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments made pursuant to that 12b-1 Plan, and generally only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges. Shareholders of the DLB Fixed Income Fund should also note that upon consummation of the Reorganization, it is expected that the principal investment objective and strategies of the DLB Fixed Income Fund will be revised to be substantially similar to those of the MMIF Core Bond Fund.

As part of the Reorganization, MassMutual will become the investment adviser of the Trust, and Babson Capital Management LLC, the Trust's current investment adviser, will continue to manage the current Funds of the Trust as investment sub-adviser.

You will receive additional information pertaining to the Reorganization in the form of an Information Statement.

In connection with the Reorganization, effective October 5, 2004, the Trust will be closed to new investors (other than those MMIF shareholders investing in the Trust as part of the Reorganization) until the consummation of the Reorganization, expected to occur prior to the opening of business on November 1, 2004.